MYERS INDUSTRIES, INC. Fourth Quarter & Full Year 2018 Earnings Presentation 21 54 91 142 184 230 56 67 73 Font Color Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company's 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the appendix of this presentation.

2018 Overview Challenges Achievements Generated annual free cash flow of $55.3M or 9.8% of sales, an increase of 28% Net working capital 3.8% at year-end Double-digit sales growth in our Food & Beverage market, leading to an increase in net sales of 6.6% in Material Handling and 3.6% overall Launched new spout at Scepter expected to drive mid-single-digit growth in the Consumer market in 2019 Expanded our adjusted gross profit margin by 160 basis points to 31.8% as a result of: Strategic footprint realignment completed in 2017 Pricing initiatives 80/20 and lean continuous improvement actions Adjusted operating income increased by 28.5% and adjusted diluted EPS up 49% Successful secondary offering to reposition balance sheet to support future growth initiatives Distribution Segment underperformed to expectations Sales decline of 4.3%, due to lower equipment and international sales Implementing a set of transformational actions designed to increase sales force effectiveness, reduce costs, and improve contribution margins Low-single-digit sales growth at Myers Tire Supply in Q4 2018 Sales to RV customers declined at more rapid rate than anticipated Focusing on funnel of opportunities in adjacent markets Reviewing potential cost savings measures Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q4 Financial Summary Operating Highlights Net sales down 1.2%, compared to Q4 2017 Material Handling down $2.0M (-2.0%) Distribution up $0.2M (+0.6%) Adj. Gross profit increased $3.6M to 30.5% Favorable price, partially offset by lower volume and unfavorable mix Savings from 2017 restructuring initiatives Adj. Op income up 35.6% to $7.7M, compared to $5.6M in Q4 2017 Adj. EBITDA up 10.3% to $13.8M, compared to $12.5 million in Q4 2017 Adj. EPS $0.13 compared to $0.09 in Q4 2017, an increase of 44.4% GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q4 Segment Results Material Handling Segment Highlights Net sales down 2.0% vs. Q4 2017 Sales to Consumer market down double-digits due primarily to high hurricane related volume in 2017 Sales to Food & Beverage market down mid-single-digits due to higher comps from high seed box demand in Q4 2017 Sales to the Vehicle market down high-single-digits driven by RV market decline Double-digit sales growth to the Industrial market driven by large customer order received during Q4 Favorable price and savings from 2017 restructuring actions partially offset the lower sales volume during the quarter Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Highlights Net sales up 0.6% vs. Q4 2017 Myers Tire Supply sales increased low-single-digits due to higher sales of consumables and equipment, partially offset by lower international sales Sales in the Patch Rubber business declined low-single-digits due to lower sales of industrial products Incurred $1.4M of incremental costs to engage outside resources to assist with the planning and implementation of transformation initiatives

Target <9% Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Cash Flow ($M) and Cash Flow as % of Sales Net Debt ($M) and Net Debt to Adj. EBITDA Operating Cash Flow Free Cash Flow (FCF) FCF Target > 7% 9.8% 7.9% 10.7% 9.0% 2018 Highlights Free cash flow generation of $55.3M, a 28% increase vs. prior year Q4 free cash flow of $17.7M, 12.8% of sales Reduced net debt by $131M; net-debt-to- adjusted EBITDA ratio 0.3x Inclusive of $79.5M secondary offering Lowered working capital as a percentage of sales to 3.8% Results reflect continuing operations. See appendix for non-GAAP reconciliations. 2.5x Secondary Offering

Strategic initiatives focused on 3 key areas: Shifting go-to-market strategy to enhance sales effectiveness Expanding strategic accounts team focused on large key accounts Building inside sales team to focus on smaller, harder to reach accounts Segmenting sales organization to better align with market buying behavior Enhancing and expanding e-commerce platform utilizing an improved digital storefront and marketplace sites 80/20 implementation and contribution margin improvement Further enhancing and simplify pricing structure Implementing new freight policies and practices to recover freight costs Supplier consolidation and product rationalization to simplify offering and reduce costs Implementing logistics and overhead efficiency programs Optimizing distribution network to improve productivity and service levels Reducing SG&A costs through initiatives such as discretionary spending cutbacks Anticipated initiatives estimated to deliver $5 - $7M in annualized benefits in 2020 Total costs to implement initiatives anticipated to be between $1 - $2M in 2019 Net benefits (gross benefits less implementation costs) anticipated to be $1 - $2M in 2019 Distribution Segment Transformation 7 Goal is 10% EBITDA margin at the end of 2020

2018 2019 Operating Framework Mid-single digits Mid- teens Mid-single digits Low-single digits Low-to-mid- single digits Expecting decline from unusually high demand in 2018 and competitive pressure; anticipating increased sales to food processing customers Growth from new product launch and market share gains Expect continued decline in sales to RV customers to be partially offset by increased sales to automotive customers Anticipate increased sales with large industrial distributors Sales expected to increase as a result of strategic initiatives being implemented in first half of 2019 Auto Aftermarket 26% Industrial 25% Sales expected to be flat; adjusted operating margin expected to grow Diluted EPS estimated to be $0.75 - $0.85 2019 Fiscal Year Outlook

2019 Full Year Guidance Net sales growth: ~ Flat D&A: ~ $25M Net interest expense: ~ $5M Effective tax rate (normalized): ~ 27% Diluted share count: ~ 36M Diluted EPS$0.75 - $0.85 Capital expenditures: ~ $10M

Financial Targets Adjusted Op Income Margin Free Cash Flow/Sales Working Capital/Sales Total Debt-to-Adjusted-EBITDA Adjusted EBITDA Long-term Financial Targets 2018 Targets >8% >7% <9% <2.0x >$70M 2018 Actual 7.1% 9.8% ü 3.8% ü 1.2x ü $66M 2020 Targets >10% >9% <9% <2.0x >$80M ~One year behind in attaining 2018 Adjusted Op Income and EBITDA targets

Appendix

2018 Financial Summary Operating Highlights Net sales up 3.6%, compared to 2017 Material Handling up $25.9M (+6.6%) Distribution down $6.8M (-4.3%) Adj. Gross profit increased $15.0M to 31.8% Favorable price and volume, partially offset by unfavorable customer mix Savings from 2017 restructuring initiatives Adj. Op income up 28.5% to $40.4M, compared to $31.5M in 2017 Adj. EBITDA up 9.4% to $66.0M, compared to $60.3M in 2017 Adj. EPS $0.76 compared to $0.51 in 2017 GAAP EPS of -$0.05 includes $33.3M of pre-tax charges related to sale of Lawn & Garden business completed in 2015 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

2018 Segment Results Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Highlights Net sales down 4.3% vs. 2017 Decline primarily due to lower equipment and international sales Gross margin expansion driven by pricing actions and favorable mix of consumables vs. equipment, partially offset by lower volume Incurred $1.4M of incremental costs in Q4 to engage outside resources to assist with the planning and implementation of transformation initiatives Material Handling Segment Highlights Net sales up 6.6% vs. 2017 Sales to Consumer market down low-single-digits due primarily to higher comps from hurricane volume in 2017 Double-digit sales growth to the Food & Beverage market due to increased sales of seed boxes compared to 2017 Sales to the Vehicle market up low-single-digits due to strength in marine and automotive end markets Sales to Industrial market up mid-single-digits Margin expansion driven by increased volume, pricing actions and savings from 2017 restructuring initiatives

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures   MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND NET DEBT (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands)